Principal Diversified Select Real Asset Fund
Supplement dated March 13, 2020
to the Statement of Additional Information dated June 25, 2019, as amended and restated February 10, 2020
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
In the Board Committees section, in the Committee and Independent Board Members table, remove Craig Damos from the Audit Committee and add the following Board Member alphabetically:
Mark Grimmett

In the Board Committees section, in the Committee and Independent Board Members table, remove Mark Grimmett from the Nominating and Governance Committee and add the following Board Member alphabetically:
Craig Damos

In the Additional Information Regarding Board Members and Officer section, in the Independent Board Members table, delete Lead Independent Board Member (since 2011) in the Board Positions Held with Fund Complex column for Mark A. Grimmett, and add Lead Independent Board Member (since 2020) in the Board Positions Held with Fund Complex column for Craig Damos.